UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

INVITAE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 16th Street, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(415) 374-7782

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On October 1, 2020, Invitae Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission to report the preliminary results of certain matters voted upon at a special meeting of the Company’s stockholders held on October 1, 2020.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Original Form 8-K to include the final, certified voting results of such matters.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of its stockholders on October 1, 2020. The matters voted upon at the special meeting and the final, certified results of those votes are set forth below.

1.

The adoption of the Agreement and Plan of Merger and Plan of Reorganization, dated as of June 21, 2020, by and among the Company, Apollo Merger Sub A Inc., Apollo Merger Sub B LLC, ArcherDX, Inc. (“ArcherDX”) and Kyle Lefkoff, solely in his capacity as holders’ representative, and the approval of the merger contemplated thereby, were approved.

For	Against	Abstain
89,217,050	68,764	124,507

2.

The issuance of up to an aggregate of approximately 16.3 million shares of the Company’s common stock in a private placement to accredited investors, and the issuance of warrants to purchase 1.0 million shares of the Company’s common stock in connection with a new senior secured term loan facility, were approved.

For	Against	Abstain
89,084,791	175,423	150,107

3.

The adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve Proposal 1, was approved.

For	Against	Abstain
84,749,099	4,496,663	164,559

Sufficient votes were received to approve Proposal 3, but such an adjournment was not necessary in light of the approval of Proposal 1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2020

INVITAE CORPORATION

By:	/s/ Thomas R. Brida
Thomas R. Brida
General Counsel